UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2010

DCB FINANCIAL CORP
 (Exact name of registrant as specified in its charter)

Ohio	0-22387	31-1469837
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 Riverbend Avenue, Lewis Center, Ohio	43035
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (740) 657-7000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On March 30, 2010, Registrant issued a press release announcing today the results of the analysis related to restatement of interim operating results on Form 10-Q. The press release is attached as Exhibit No. 99 and incorporated herein by reference.

Item 4.02.	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

The Registrant announced today the results of analysis related to restatement of interim operating results on Form 10-Q. Per its Form 8-K filing from March 10, 2010, DCB Financial Corp will be restating its interim results on Form 10-Q prior to issuing its annual operating results on Form 10-K later this month.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

The following exhibits are furnished herewith:

Exhibit Number	Exhibit Description

99	Press Release dated March 30, 2010 announcing Registrant’s results of analysis related to restatement of interim operating results on Form 10-Q.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DCB FINANCIAL CORP

Date: March 30, 2010	By:	/s/ Jeffrey T. Benton

Jeffrey T. Benton President and CEO

EXHIBIT INDEX

Exhibit Number	Exhibit Description

99	Press Release dated March 30, 2010 announcing Registrant’s results of analysis related to restatement of interim operating results on Form 10-Q.